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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2003


                            IGEN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                 0-23252                              94-2852543
(State or other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
         Incorporation)

                             16020 Industrial Drive
                          Gaithersburg, Maryland 20877
                     (Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (301) 869-9800

                             Exhibit Index on Page 3
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Item 5.  Other Events and Regulation FD Disclosure

See attached press releases filed herewith as Exhibit 99.1 and Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1                        Press release dated September 29, 2003.

99.2                        Press release dated September 29, 2003.

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                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------
99.1                        Press release dated September 29, 2003.

99.2                        Press release dated September 29, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2003

                                        IGEN INTERNATIONAL, INC.

                                        By:
                                               /s/ George V. Migausky
                                            ---------------------------------
                                            Name:   George V. Migausky
                                            Title:  Vice President and Chief
                                                    Financial Officer

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